UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2011

APTALIS PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-153896	74-3249870
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

22 Inverness Center Parkway

Suite 310

Birmingham, AL 35242

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 991-8085

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On October 21, 2011, pursuant to a recommendation from its Audit Committee, the Board of Directors of Aptalis Pharma Inc. (the “Registrant”) dismissed Raymond Chabot Grant Thornton LLP as the independent registered public accounting firm for the Registrant for the fiscal year ended September 30, 2012. The Registrant will retain Raymond Chabot Grant Thornton LLP as its independent registered public accounting firm for the fiscal year ended September 30, 2011.

The reports of Raymond Chabot Grant Thornton LLP on the financial statements of the Registrant for the fiscal years ended September 30, 2009 and September 30, 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. Furthermore, during the Registrant’s two most recent fiscal years and through October 27, 2011, there have been no disagreements with Raymond Chabot Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Raymond Chabot Grant Thornton LLP would have caused Raymond Chabot Grant Thornton LLP to make reference to the subject matter of the disagreements in its reports on the financial statements of the Registrant for the fiscal years ended September 30, 2009 or September 30, 2010. During the Registrant’s two most recent fiscal years and in the subsequent period through October 27, 2011, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided a copy of the foregoing disclosure to Raymond Chabot Grant Thornton LLP and requested that it promptly furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the foregoing disclosure and, if not, stating the aspects in which it does not agree. A copy of such letter, dated October 27, 2011, is filed as Exhibit 16.1 to this Form 8-K.

(b) Based on the recommendation of the Audit Committee of the Board of Directors, the Registrant intends to engage PricewaterhouseCoopers LLP as the Registrant’s new independent registered public accounting firm for its fiscal year ending September 30, 2012, effective upon the filing of the Registrant’s Form 10-K containing the audited financial statements for the fiscal year ended September 30, 2011.

During the Registrant’s two most recent fiscal years and through October 27, 2011, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) The exhibits incorporated herein by reference or filed as part of this report are set forth in the attached Exhibit Index.

Exhibit No.	Description

16.1	Letter dated October 27, 2011 from Raymond Chabot Grant Thornton LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTALIS PHARMA INC. (Registrant)

Date: October 27, 2011	By:	/s/ Steve Gannon
Name: Steve Gannon
Title: Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit 16.1	Letter dated October 27, 2011 from Raymond Chabot Grant Thornton LLP to the U.S. Securities and Exchange Commission